Exhibit 1.1

Walmart, Inc.

Standard Provisions of

Underwriting Agreements for Debt Securities

Explanatory Note: From time to time, Walmart, Inc., a Delaware corporation (the “Company”), may enter into an underwriting agreement (referred to in the following standard provisions as this “Agreement”) that provides for the sale of certain of its debt securities of one or more series (referred to in the following standard provisions as the “Securities”) to the several underwriters that are named in such underwriting agreement (referred to in the following standard provisions as the “Underwriters”). The underwriting agreement to be entered into by the Company and the underwriters in connection with any particular underwritten offering of debt securities by the Company that will be made in reliance on the Registration Statement on Form S-3 to which this Exhibit 1.1 is an exhibit (the “Registration Statement”) will include terms and conditions substantially in the form of the standard provisions set forth below, subject to such changes in such standard provisions that the Company and the representatives of the underwriters entering into that underwriting agreement agree to make. Such underwriting agreement will be incorporated by reference into a pricing agreement to be entered into by the Company and the several underwriters (referred to in the following standard provisions as the “Pricing Agreement”) with respect to the purchase by the underwriters of the debt securities of the Company specified in such pricing agreement (referred to in the following standard provisions as the “Designated Securities”). Each such pricing agreement will generally be in the form set forth as Annex I to the standard provisions set forth below, subject to such changes from such form that the Company and the representatives of the underwriters entering into that pricing agreement agree to make. The Company anticipates that, in connection with each offering of its debt securities made in reliance on the Registration Statement, the Company will file the underwriting agreement and the pricing agreement that it enters into with underwriters in connection with such underwritten offering with the Securities and Exchange Commission by means of a Current Report on Form 8-K.

The Standard Provisions

1. Introduction. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Designated Securities, for whom the firms designated as representatives of the Underwriters of such Designated Securities in the Pricing Agreement will act as representatives (the “Representatives”). The term “Representatives” also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. This Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Securities or as an obligation of any Underwriter to purchase any of the Securities. The obligation of the Company to issue and sell any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. The Pricing Agreement shall specify, with respect to the purchase and sale of the Designated Securities pursuant thereto, (a) in Schedule I thereto (i) the names of the Underwriters of the Designated Securities and (ii) the principal amount of Designated Securities to be purchased by each Underwriter at the Time of Delivery (as defined in Section 4 hereof) and (b) in Schedule II thereto (i) the title or titles of the Designated Securities, (ii) the aggregate principal amount or amounts of the Designated Securities, (iii) the price or prices of the Designated Securities to the public, (iv) the purchase price or prices of the Designated Securities to the Underwriters, and, to the extent applicable, any selling concession or concessions and reallowance concession or concessions applicable to the Underwriters and dealers, as the case may be, (v) specified funds, if not immediately available funds, for payment of the purchase price for the Designated Securities, (vi) the title of the Indenture under which the Designated Securities are being issued, (vii) the maturity or maturities of the Designated Securities, (viii) the interest rate or rates of the Designated Securities or the manner in which the interest rate or rates are to be determined, (ix) the interest payment dates of the Designated Securities, (x) the record dates for the payment of interest on the Designated Securities, (xi) the redemption provisions, if any, of the Designated Securities, (xii) the sinking fund provisions, if any, of the Designated Securities, (xiii) the Time of Delivery, (xiv) the closing location with respect to the closing of the sale of the Designated Securities pursuant to this Agreement and the Pricing Agreement, (xv) the name or names and address or addresses of the Representatives of the Underwriters, (xvi) such other terms, conditions and other provisions of the Designated Securities as are established in accordance with the Indenture and (xvii) such other terms, conditions and other provisions that supplement, amend or modify this Agreement with respect to the Designated Securities or the Indenture. The Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and the Pricing Agreement shall be several and not joint.

2. Representations, Warranties and Agreements of the Company. The Company represents and warrants to, and agrees with, each of the Underwriters that:

(a) An “automatic shelf registration statement” (as defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”)) in respect of the Securities (File No. 333-XXXXXX) has been filed on Form S-3 with the Securities and Exchange Commission (the “Commission”); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to such registration statement but including all documents incorporated by reference in each prospectus contained therein, delivered to the Representatives for each of the other Underwriters, became effective under the Securities Act upon filing with the Commission; no other document with respect to such registration statement or any such document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission except for (i) any prospectuses, preliminary prospectus supplements, prospectus supplements, documents incorporated by reference therein and final term sheets constituting issuer free writing prospectuses for purposes of Rule 433 under the Securities Act previously filed in connection with the offer and sale of Securities (other than the Designated Securities) pursuant to such registration statement, (ii) any prospectus and preliminary prospectus supplement relating to the Designated Securities and (iii) any other documents identified in the Pricing Agreement with respect to the Designated Securities; no stop order suspending the effectiveness of such registration statement or any post-effective amendment thereto has been issued, no proceeding for that purpose has been initiated or threatened by the Commission, and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto for the registration of the offer and sale of the Securities by the Company pursuant to Rule 401(g)(2) under the Securities Act has been received by the Company (the base prospectus filed as part of such registration statement, in the form in which it has most recently been filed with the Commission prior to or on the date of the Pricing Agreement relating to the Designated Securities, being hereinafter called the “Base Prospectus”; any preliminary prospectus (including any preliminary prospectus supplement) relating to the Designated Securities filed with the Commission pursuant to Rule 424(b) under the Securities Act, being hereinafter called a “Preliminary Prospectus”; the various parts of such registration statement, including all exhibits thereto (other than the Form T-1 of The Bank of New York Mellon Trust Company, N.A.) and any prospectus supplement relating to the Designated Securities that is filed with the Commission and deemed by Rule 430B under the Securities Act to be part of such registration statement, each at the time such part of such registration statement became effective, being hereinafter called the “Registration Statement”; the Base Prospectus, as amended or as supplemented with respect to the Designated Securities immediately prior to the Applicable Time (as defined in Section 2(d) hereof), including, without limitation, any Preliminary Prospectus, being hereinafter called the “Pricing Prospectus”; the form of the final prospectus (including the final prospectus supplement) relating to the Designated Securities filed with the Commission pursuant to Rule 424(b) under the Securities Act in accordance with Section 5(a) hereof being hereinafter called the “Prospectus”; any reference herein to the Base Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of such prospectus; any reference to any amendment or supplement to the Base Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such prospectus under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated by reference in such prospectus; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report on Form 10-K of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the applicable effective date of the Registration Statement and that is incorporated by reference in the Registration Statement; and any “issuer free writing prospectus” (as defined in Rule 433(h) under the Securities Act) relating to the Designated Securities being hereinafter referred to as an “Issuer Free Writing Prospectus”);

(b) The documents incorporated by reference in the Pricing Prospectus and the Prospectus or any amendment or supplement thereto, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use therein;

(c) The Registration Statement and the Pricing Prospectus conform, and the Prospectus and any further post-effective amendments to the Registration Statement and the Prospectus will conform, as of the date on which they become effective or are filed with the Commission, as the case may be, in all material respects to the requirements of the Securities Act and the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations of the Commission thereunder, and do not and will not, as of the applicable effective dates as to the Registration Statement and any post-effective amendments thereto, as of the applicable filing date as to the Pricing Prospectus and as of the applicable filing date and the Time of Delivery as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use therein;

(d) The Pricing Prospectus, together with the pricing terms for the offering of the Designated Securities and the terms and conditions of the Designated Securities specified in the Final Term Sheet (as defined in Section 5(a) hereof) prepared and filed pursuant to Section 5(a) hereof, did not, as of the time and date designated in the Pricing Agreement as the “Applicable Time” (which the Company and the Representatives have agreed is, as to the issue and sale of the Designated Securities, immediately prior to the time when sales of the Designated Securities to the public are to be first confirmed orally or in writing), contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use therein;

(e) The Company has been, since the initial filing of the Registration Statement, and continues to be a “well-known seasoned issuer” and has not been, since such filing of the Registration Statement, and continues not to be an “ineligible issuer” (as such terms are defined in Rule 405 under the Securities Act); and the Company is not the subject of a pending proceeding under Section 8A of the Securities Act;

(f) The Company has not made (other than, if applicable, as listed on Schedule II to the Pricing Agreement), and will not make (other than the Final Term Sheet prepared and filed pursuant to Section 5(a) hereof with respect to the Designated Securities), any offer relating to the Designated Securities that would constitute a “free writing prospectus” (as defined in Rule 405 under the Securities Act), without the prior consent of the Representatives; the Company will comply with the requirements of Rule 433 under the Securities Act with respect to any such free writing prospectus; any such free writing prospectus will not, as of its issue date and through the Time of Delivery for such Designated Securities, include any information that conflicts with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus; and any such free writing prospectus, when taken together with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus, did not, when issued or filed pursuant to Rule 433 under the Securities Act, and does not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(g) Neither the Company nor any of the corporations, companies or other entities of which the Company owns, directly or indirectly, a majority of the outstanding equity interests or which the Company otherwise controls (collectively, the “Subsidiaries”) has sustained, since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus and the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree that was or is material to the general affairs, management, financial position, shareholders’ equity, results of operations or internal control over financial reporting of the Company and its Subsidiaries considered as one enterprise, otherwise than as set forth in the Pricing Prospectus; and, since the respective dates as of which information is given in the Pricing Prospectus and the Prospectus, there has not been any material change in the capital stock or long term debt of the Company and its Subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders’ equity, results of operations or internal control over financial reporting of the Company and its Subsidiaries considered as one enterprise, otherwise than as set forth in the Pricing Prospectus and the Prospectus;

(h) The Company and its Subsidiaries have all ownership rights in all of the real property and all of the personal property owned by them, in each case free and clear of all liens, encumbrances and defects in title except such as are described in the Pricing Prospectus and the Prospectus or such as do not, individually or in the aggregate, materially and adversely affect the general affairs, management, financial position, shareholders’ equity, results of operations or internal control over financial reporting of the Company and its Subsidiaries considered as one enterprise and do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries; and any real property and buildings held under lease or equivalent agreement by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases or equivalent agreements with such exceptions as do not, individually or in the aggregate, materially and adversely affect the general affairs, management, financial position, shareholders’ equity, results of operations or internal control over financial reporting of the Company and its Subsidiaries considered as one enterprise;

(i) The Company and its Subsidiaries own or possess, or can acquire on reasonable terms, adequate trademarks, service marks and trade names necessary to conduct the business now operated by them, and neither the Company nor any of its Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any trademarks, service marks or trade names that, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the general affairs, management, financial position, shareholders’ equity, results of operations or internal control over financial reporting of the Company and its Subsidiaries considered as one enterprise;

(j) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Pricing Prospectus and the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each Subsidiary of the Company has been duly incorporated, organized or formed and is validly existing and (if applicable) in good standing under the laws of its jurisdiction of incorporation, organization or formation;

(k) The Company has an authorized capitalization as set forth in the Pricing Prospectus and the Prospectus; all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable; and all of the issued shares of capital stock or equivalent equity interests of each Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and nonassessable or are assessable for amounts of additional capital not material to the Company and its Subsidiaries considered as one enterprise and are owned directly or indirectly by the Company, except as set forth in the Pricing Prospectus and the Prospectus and except that, as of the date hereof, the Company owns, directly or indirectly, more than a majority, but less than all, of the issued and outstanding shares of capital stock or equivalent equity interests in Flipkart Private Limited, Massmart Holdings Ltd., Wal-Mart de Mexico, S.A.B. de C.V., entities in which less than 1% of the outstanding shares or beneficial interests of such entities are held by persons in order for the entities to comply with applicable laws or to qualify for a particular treatment under applicable laws, and certain other of its Subsidiaries as to which the minority interests therein are not material to the operations of the Company and its Subsidiaries considered as one enterprise; and the shares of capital stock or equivalent equity interests of the Subsidiaries owned by the Company are free and clear of all liens, encumbrances, equities or claims, except as set forth in the Pricing Prospectus and the Prospectus and except as do not, individually or in the aggregate, materially and adversely affect the general affairs, management, financial position, shareholders’ equity, results of operations or internal control over financial reporting of the Company and its Subsidiaries considered as one enterprise;

(l) The Designated Securities have been duly authorized, and, when such Designated Securities are issued and delivered pursuant to this Agreement and the Pricing Agreement, such Designated Securities will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles, and entitled to the benefits provided by the Indenture; the Indenture has been duly authorized, executed and delivered, and duly qualified under the Trust Indenture Act and constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and the Indenture conforms, and the Designated Securities will conform, to the descriptions thereof contained in the Pricing Prospectus (taken together with the Final Term Sheet) and the Prospectus;

(m) This Agreement has been duly authorized, executed and delivered, and the Pricing Agreement will be duly authorized, executed and delivered on the date thereof, by the Company;

(n) The issue and sale of the Designated Securities and the compliance by the Company with all of the provisions of the Designated Securities, the Indenture, this Agreement and the Pricing Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which (i) the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject or (ii) any of the Company’s Subsidiaries is a party or by which any of its Subsidiaries is bound or to which any of the property or assets of any of its Subsidiaries is subject, which conflict, breach, violation or default, in the case of this clause (ii) (but not clause (i)), would materially and adversely affect the general affairs, management, financial position, shareholders’ equity, results of operations or internal control over financial reporting of the Company and its Subsidiaries considered as one enterprise, nor will such action result in any violation of the provisions of the Restated Certificate of Incorporation or Amended and Restated Bylaws of the Company, each as amended to date, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Designated Securities or the consummation by the Company of the transactions contemplated by this Agreement or the Pricing Agreement or the Indenture, except (i) such as have been, or will have been prior to the Time of Delivery, obtained under the Securities Act and the Trust Indenture Act, (ii) such, if any, as have been, or will have been prior to the Time of Delivery, obtained under securities laws and regulations of the European Union or any foreign country to which the Company is, has or will become subject due to actions taken, or omitted, by the Company or by the Underwriters with the knowledge of the Company and (iii) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or “Blue Sky” laws in connection with the purchase and distribution of the Designated Securities by the Underwriters;

(o) Other than as set forth in the Pricing Prospectus and the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any property of the Company or any of its Subsidiaries is the subject that, if determined adversely to the Company or any of its Subsidiaries, would, individually or in the aggregate, have a material adverse effect on the general affairs, management, financial position, shareholders’ equity, results of operations or internal control over financial reporting of the Company and its Subsidiaries considered as one enterprise; and, other than as set forth in the Pricing Prospectus and the Prospectus, to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or others; and

(p) Ernst & Young LLP, which has audited and reported on certain financial statements of the Company and its Subsidiaries and the Company’s internal control over financial reporting, is an independent registered public accounting firm with respect to the Company and its Subsidiaries as required by the Securities Act and the Exchange Act and the rules and regulations of the Commission and the Public Company Accounting Oversight Board.

For purposes of this Section 2 as well as for Section 8 hereof, references to “the Pricing Prospectus and the Prospectus” are to each of such prospectuses as a separate or stand-alone document (and not the two such prospectuses taken together), so that representations, warranties, agreements, conditions and legal opinions will be made, given or measured independently in respect of each of the Pricing Prospectus and the Prospectus.

3. Offer and Sale of Designated Securities. Upon the execution of the Pricing Agreement applicable to the Designated Securities and authorization by the Representatives of the release of such Designated Securities, the several Underwriters propose to offer such Designated Securities for sale upon the terms and conditions set forth in the Prospectus.

4. Payment and Settlement for Designated Securities. Designated Securities to be purchased by each Underwriter pursuant to the Pricing Agreement, in definitive form to the extent practicable, and in such authorized denominations and registered in such name or names as the Representatives may request upon at least twenty-four hours’ prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives, against payment by such Underwriter or on its behalf of the purchase price therefor by one or more wire transfers in immediately available funds (or such other funds as specified in the Pricing Agreement), payable to the order of the Company, all at the place and time and date specified in the Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the “Time of Delivery” for such Designated Securities.

5. Further Agreements of the Company. The Company agrees with each of the Underwriters of any Designated Securities:

(a) (i) To prepare the Prospectus in relation to the Designated Securities in a form approved by the Representatives and to file the Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of the Pricing Agreement or, if applicable, such earlier time as may be required by Rule 424(b) under the Securities Act; (ii) to make no further amendment or any supplement to the Registration Statement or the Prospectus after the date of the Pricing Agreement relating to the Designated Securities and prior to the Time of Delivery for the Designated Securities that shall be disapproved by the Representatives promptly after reasonable notice thereof (provided, however, this clause (ii) shall, in the case of any periodic or current report or proxy statement that the Company is required to file pursuant to Section 13(a), 13(c), 14 or Section 15(d) under the Exchange Act prior to or at the Time of Delivery, apply to the extent practicable in the light of the circumstances); (iii) to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and for so long thereafter as the delivery of a prospectus is required in connection with the offering or sale of such Designated Securities (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act), and to furnish the Representatives with copies thereof; (iv) to prepare a final term sheet (the “Final Term Sheet”), containing solely a description of the Designated Securities in the form agreed between the Company and the Representatives and to file the Final Term Sheet pursuant to Rule 433(d) under the Securities Act within the time period prescribed by such Rule; (v) to file within the time period prescribed by Rule 433(d) under the Securities Act, all other material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Securities Act; (vi) to file by the filing deadlines prescribed by the Exchange Act and the rules thereunder, all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Designated Securities, and during such period to advise the Representatives promptly after it files any post-effective amendment to the Registration Statement of the time when such post-effective amendment to the Registration Statement has been filed and becomes effective or promptly after it files any amendment or supplement to the Prospectus or any amended Prospectus, of the time when it files such amendment or supplement to the Prospectus or any amended Prospectus with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Designated Securities, of the suspension of the qualification of the Designated Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, of the receipt from the Commission of any notice of objection to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act for the registration of the offer and sale of the Designated Securities, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information relating to the Registration Statement, the Prospectus or any amendment or supplement thereto or the offer and sale of the Designated Securities; and (vii) in the event of the issuance of any such stop order or any such order preventing or suspending the use of any prospectus relating to the Designated Securities or suspending any such qualification, or of any such notice of objection, to use promptly its reasonable best efforts to obtain its withdrawal;

(b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Designated Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Designated Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction (it being recognized that, solely for purposes of this Section 5(b), the Company shall not be required by the Representatives, without its consent, to subject itself to any securities laws or regulations of the European Union, or of any foreign country, to which the Company was not subject immediately prior to the offering and sale of such Designated Securities);

(c) To furnish the Underwriters with copies of the Prospectus in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required at any time in connection with the offering or sale of the Designated Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and, upon their request, to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus that will correct such statement or omission or effect such compliance;

(d) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company and its Subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158 under the Securities Act);

(e) During the period beginning from the date of the Pricing Agreement and continuing to and including the Time of Delivery for the Designated Securities, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company that mature more than one year after such Time of Delivery and that are substantially similar to such Designated Securities, without the prior written consent of the Representatives;

(f) To furnish to the holders of the Designated Securities, upon such holders’ request, as soon as practicable after the end of each fiscal year, an annual report (including a balance sheet and statements of income, shareholders’ equity and cash flows of the Company and its consolidated Subsidiaries certified by an independent registered public accounting firm) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and its Subsidiaries for such quarter in reasonable detail; (g) During a period of five years from the effective date of the Registration Statement, to furnish to the Representatives copies of all periodic or current reports or other communications (financial or other) of the Company furnished to its shareholders, and deliver to the Representatives (i) as soon as they are available, copies of any periodic or current reports and financial statements furnished to or filed with the Commission or any national securities exchange on which the Designated Securities or any class of securities of the Company is listed (provided, however, that the Company shall be deemed to have furnished and delivered such documents if and when such documents are available through the Commission’s EDGAR System on the Commission’s website); and (ii) such additional information concerning the business and financial condition of the Company as the Representatives may from time to time reasonably request (such financial information and statements to be on a consolidated basis in reports furnished to its shareholders generally or to the Commission);

(h) To pay the required Commission registration fees relating to the Designated Securities within the time period required by Rule 456(b)(1) under the Securities Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the Securities Act;

(i) If required by Rule 430B(h) under the Securities Act, to prepare a prospectus in a form approved by the Representatives and to file such prospectus pursuant to Rule 424(b) under the Securities Act not later than is required by such Rule; and to make no further amendment or supplement to such prospectus that shall be disapproved by the Representatives promptly after reasonable notice thereof; and

(j) To use the net proceeds received by it from the sale of the Designated Securities pursuant to this Agreement and the Pricing Agreement in the manner specified in the Prospectus, including in any supplement thereto, relating to the offer and sale of such Designated Securities.

6. Representations, Warranties and Agreements of the Underwriters. Each Underwriter represents and warrants to, and agrees with, the Company and each other Underwriter that:

(a) Such Underwriter has not made, and will not make (other than as permitted by Section 6(b) hereof), any offer relating to the Designated Securities that would constitute a “free writing prospectus” (as defined in Rule 405 under the Securities Act), without the prior consent of the Company and the Representatives;

(b) Such Underwriter has not used, and will not use, any free writing prospectus that contains the final terms of the Designated Securities unless such terms have previously been included in a free writing prospectus filed with the Commission in accordance with Rule 433 under the Securities Act, without the prior consent of the Company and the Representatives; provided, however, that each of the Underwriters may use a term sheet relating to the Designated Securities containing customary information not inconsistent with the Final Term Sheet prepared and filed pursuant to Section 5(a) hereof without the prior consent of the Company or the Representatives; and

(c) Such Underwriter is not subject to any pending proceeding under Section 8A of the Securities Act with respect to the offering of the Designated Securities and will promptly notify the Company if any such proceeding against it with respect to any offering of the Designated Securities is initiated during such period in which, in the opinion of counsel for the Underwriters, a prospectus relating to the Designated Securities is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sale of the Designated Securities by any Underwriter or any dealer.

7. Payment of Expenses. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Securities under the Securities Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus and amendments and supplements thereto, and any Issuer Free Writing Prospectus, and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Pricing Agreement, the Indenture, any “Blue Sky” and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof (including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the “Blue Sky” and legal investment surveys); (iv) any fees charged by securities rating services for rating the Securities; (v) the cost of preparing the Securities; (vi) the fees and expenses of any indenture trustee and any agent of any Trustee and the fees and disbursements of counsel for any indenture trustee in connection with the Indenture and the Securities; and (vii) all other costs and expenses incident to the performance of its obligations hereunder that are not otherwise specifically provided for in this Section 7. It is understood, however, that, except as provided in this Section 7, Section 9 and Section 12 hereof, the Underwriters will pay all of their own costs and expenses including the fees of their counsel, transfer taxes on resale of any of the Securities by them and any advertising expenses connected with any offers they may make.

8. Conditions of the Underwriters’ Obligations. The obligations of the Underwriters of Designated Securities under the Pricing Agreement shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company in or incorporated by reference in the Pricing Agreement are, at and as of the Time of Delivery for such Designated Securities, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act and in accordance with Section 5(a) hereof; the Final Term Sheet contemplated by Section 5(a) hereof, and any other material required to be filed by the Company pursuant to Rule 433(d) under the Securities Act, shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433 under the Securities Act; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued, no proceeding for that purpose shall have been initiated or threatened by the Commission, and no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act for the registration of the offer and sale of the Designated Securities shall have been received by the Company; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives’ reasonable satisfaction;

(b) Simpson Thacher & Bartlett LLP, counsel for the Underwriters, shall have furnished to the Representatives such opinion or opinions addressed to the Underwriters, dated the Time of Delivery for the Designated Securities with respect to the valid existence and good standing of the Company, the validity of the Indenture and the Designated Securities and other related matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters;

(c) Hunton Andrews Kurth LLP, counsel for the Company, shall have furnished to the Representatives their written opinion letter addressed to the Underwriters, dated the Time of Delivery for the Designated Securities, in form and substance reasonably satisfactory to the Representatives, to the effect that:

(i) the Company is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and corporate authority under the laws of the State of Delaware to (A) execute and deliver, and incur and perform all of its obligations under, the Underwriting Agreement, the Pricing Agreement, the Indenture and the Designated Securities and (B) to carry on its business and own its properties as described in the Pricing Prospectus and the Prospectus;

(ii) each “significant subsidiary” (as defined in Rule 1-02 of Regulation S-X under the Securities Act) of the Company incorporated or organized under the laws of the United States or any state thereof is validly existing in good standing under the laws of its jurisdiction of incorporation or organization;

(iii) the Underwriting Agreement and the Pricing Agreement have been duly authorized, executed and delivered by the Company;

(iv) the Indenture has been duly authorized, executed and delivered by the Company and, assuming that the Indenture is a valid and legally binding obligation of the Trustee, the Indenture constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and the Indenture has been duly qualified under the Trust Indenture Act;

(v) the Designated Securities have been duly authorized and executed by the Company and delivered by the Company to the Trustee for authentication by the Trustee, and, when authenticated by the Trustee in the manner provided in the Indenture and delivered to and paid for by the Underwriters in accordance with the Underwriting Agreement and the Pricing Agreement, the Designated Securities will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles, and entitled to the benefits provided by the Indenture;

(vi) the statements under the caption “Description of the Notes” in the Pricing Prospectus, together with the statements of the terms of the Designated Securities contained in the Final Term Sheet, and the statements under the caption “Description of the Debt Securities” in the Base Prospectus, insofar as they purport to constitute summaries of certain terms of documents referred to in such descriptions as reviewed by such counsel as described in such opinion letter, constitute accurate summaries of such terms of such documents in all material respects;

(vii) none of (A) the execution and delivery of, or the incurrence or performance by the Company of its obligations under, the Underwriting Agreement and the Pricing Agreement, the Indenture and the Designated Securities, each in accordance with its terms, (B) the offering, issuance, sale and delivery of the Designated Securities pursuant to the Underwriting Agreement and the Pricing Agreement, (1) constituted, constitutes or will constitute a breach or violation of any of the terms or provisions of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under, any indenture, mortgage, deed of trust or loan agreement or other debt instrument filed with the Commission as an exhibit to a report of the Company filed with the Commission pursuant to Section 13 of the Exchange Act, or any other material agreement or instrument, (2) constituted, constitutes or will constitute a violation of the provisions of the Restated Certificate of Incorporation or Amended and Restated Bylaws of the Company, as then amended, or (3) resulted, results or will result in any violation of the General Corporation

Law of the State of Delaware, the applicable laws of the State of New York or the applicable laws of the United States of America (including applicable rules and regulations adopted under any applicable statute of the State of New York or the United States of America);

(viii) no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the State of Delaware, the State of New York or of the United States of America, pursuant to the General Corporation Law of the State of Delaware, the applicable laws of the State of New York or the applicable laws of the United States of America (including applicable rules and regulations adopted under any applicable statute of the State of New York or the United States of America), is required for the execution and delivery of, or the incurrence or performance by the Company of its obligations under, the Underwriting Agreement, the Pricing Agreement, the Indenture and the Designated Securities, the issuance and sale of the Designated Securities or the consummation by the Company of the transactions contemplated by the Underwriting Agreement or the Pricing Agreement, except such as have been obtained, and remain in effect, under the Securities Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or “Blue Sky” laws in connection with the purchase and distribution of the Designated Securities by the Underwriters;

(ix) based solely on such counsel’s participation in conferences with officers and other representatives of the Company, the independent registered public accounting firm of the Company, and counsel and representatives of the Underwriters at which the content of the Registration Statement, the Pricing Prospectus and the Prospectus and related matters were discussed, such counsel’s review of records and documents provided to such counsel, or filed with the Commission, by the Company, and relying as to factual matters to the extent such counsel deems appropriate, upon statements by officers and other representatives of the Company, each of the documents incorporated by reference in the Pricing Prospectus and the Prospectus (other than the financial statements, the notes and related schedules thereto, and any other financial data included or incorporated by reference therein, as to which such counsel need express no opinion), when they were filed with the Commission, appeared on its face to be appropriately responsive as to form in all material respects to the requirements of the Exchange Act and the rules and regulations of the SEC thereunder;

(x) based solely on such counsel’s participation in conferences with officers and other representatives of the Company, the independent registered public accounting firm of the Company, and counsel and representatives of the Underwriters at which the content of the Registration Statement, the Pricing Prospectus and the Prospectus and related matters were discussed, such counsel’s review of records and documents provided to such counsel, or filed with the Commission, by the Company, and relying as to factual matters to the extent such counsel deems appropriate, upon statements by officers and other representatives of the Company, each of the Registration Statement (as of its most recent effective date), the Pricing Prospectus (as of its date), the Final Term Sheet (as of its date) and any other Issuer Free Writing Prospectus listed on Schedule II to the Pricing Agreement (as of its date), and the Prospectus (as of its date) (other than the financial statements, the notes and related schedules thereto, and any other financial data included or incorporated by reference therein, as to which such counsel need express no opinion), appears on its face to be appropriately responsive as to form in all material respects to the requirements of the Securities Act and the rules and regulations of the SEC thereunder (excluding Regulation S-T);

(xi) based solely on such counsel’s participation in conferences with officers and other representatives of the Company, the independent registered public accounting firm of the Company, and counsel and representatives of the Underwriters at which the content of the Registration Statement, the Pricing Prospectus and the Prospectus and related matters were discussed, such counsel’s review of records and documents provided to such counsel, or filed with the Commission, by the Company, and relying as to factual matters to the extent such counsel deems appropriate, upon statements by officers and other representatives of the Company, such counsel has not become aware of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Pricing Prospectus or the Prospectus or required to be described in the Pricing Prospectus or the Prospectus that are not so filed or incorporated by reference or described;

(xii) the statements made in any tax consequences or tax considerations sections in the Pricing Prospectus and the Prospectus, and in any amendment or supplement thereto, insofar as they purport to constitute summaries of matters of United States federal tax law and regulations or legal conclusions with respect thereto, fairly summarize such matters in all material respects, subject to the qualifications and assumptions stated therein;

(xiii) the Registration Statement has become effective under the Securities Act; the Prospectus, together with all amendments and supplements thereto, relating to the Designated Securities was filed within the prescribed time periods pursuant to Rule 424(b) under the Securities Act; the Final Term Sheet and any other Issuer Free Writing Prospectus listed on Schedule II to the Pricing Agreement was filed with the Commission within the prescribed time periods pursuant to Rule 433 under the Securities Act; and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued or proceeding for such purpose or pursuant to Section 8A of the Securities Act has been instituted or threatened by the Commission, and no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto for the registration of the offer and sale of the Designated Securities pursuant to Rule 401(g)(2) under the Securities Act has been received by the Company; and

(xiv) the Company is not, and immediately after giving effect to the sale of the Designated Securities and the application of the proceeds therefrom as described in the Pricing Prospectus and the Prospectus will not be, an “investment company” within the meaning of, or subject to regulation under, the Investment Company Act of 1940, as amended.

In such opinion letter, such counsel shall advise the Underwriters, that, based solely on such counsel’s participation in conferences with officers and other representatives of the Company, the independent registered public accounting firm of the Company, and counsel and representatives of the Underwriters at which the content of the Registration Statement, the Pricing Prospectus and the Prospectus and related matters were discussed, such counsel’s review of records and documents provided to such counsel, or filed with the Commission, by the Company, and relying as to factual matters to the extent such counsel deems appropriate, upon statements by officers and other representatives of the Company, no legal or governmental proceedings are pending to which the Company or any of its Subsidiaries is a party or of which any property of the Company or any of its Subsidiaries is subject that, if determined adversely to the Company or any of its Subsidiaries, would, individually or in the aggregate, have a material adverse effect on the general affairs, management, financial position, shareholders’ equity, results of operations or internal control over financial reporting of the Company and its Subsidiaries considered as one enterprise; and that, to the best knowledge of such counsel, no such proceedings are threatened or contemplated by governmental authorities or others.

In such opinion letter or in a separate letter such counsel shall state that, based solely on such counsel’s participation in conferences with officers and other representatives of the Company, the independent registered public accounting firm of the Company, and counsel and representatives of the Underwriters at which the content of the Registration Statement, the Pricing Prospectus and the Prospectus and related matters were discussed, such counsel’s review of records and documents provided to such counsel, or filed with the Commission, by the Company, and relying as to factual matters to the extent such counsel deems appropriate, upon statements by officers and other representatives of the Company, such counsel has no reason to believe that (A) as of its initial effective date and its most recent effective date as determined in accordance with the applicable provisions of Rule 430B under the Securities Act, the Registration Statement, including the Prospectus deemed a part thereof and the documents incorporated by reference therein (other than the financial statements, the notes and related schedules thereto, and any other financial data included or incorporated by reference therein, as to which such counsel need express no belief) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) as of its date and the date of such opinion letter or separate letter, the Prospectus, including the documents incorporated by reference therein (other than the financial statements, the notes and related schedules thereto, and any other financial data included or incorporated by reference therein, as to which such counsel need express no belief), contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading, or (C) as of the Applicable Time, the Pricing Prospectus, including the documents incorporated by reference therein (other than the financial statements, the notes and related schedules thereto, and any other financial data included or incorporated by reference therein, as to which such counsel need express no belief), taken together with the Final Term Sheet and any other Issuer Free Writing Prospectus listed on Schedule II to the Pricing Agreement, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, it being understood that such counsel expresses no opinion, statement or belief with respect to the Form T-1 included as an exhibit to the Registration Statement.

(d) At the Time of Delivery for the Designated Securities, Ernst & Young LLP shall have furnished to the Representatives a “comfort” letter or letters dated such Time of Delivery as to such matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives;

(e) (i) Neither the Company nor any of its Subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus and the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the Pricing Prospectus and the Prospectus, which loss or interference would have a material adverse effect on the general affairs, management, financial position, shareholders’ equity, results of operations or internal control over financial reporting of the Company and its Subsidiaries considered as one enterprise and (ii) since the dates as of which information is given in the Pricing Prospectus and the Prospectus, there shall not have been any change in the capital stock or long term debt of the Company or any of its Subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders’ equity, results of operations or internal control over financial reporting of the Company and its Subsidiaries considered as one enterprise, otherwise than as set forth in the Pricing Prospectus and the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus;

(f) On or after the date of the Pricing Agreement, (i) no downgrading shall have occurred in the rating accorded the Company’s debt securities (including, without limitation, any guaranteed debt securities) by any “nationally recognized statistical rating organization,” as that term is defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities;

(g) On or after the date of the Pricing Agreement, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company’s securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities in New York declared by either U.S. federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war if the effect of any such event specified in this clause (iv), in the judgment of the Representatives, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus; and

(h) The Company shall have furnished or caused to be furnished to the Representatives at the Time of Delivery for the Designated Securities a certificate or certificates of officers of the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at, or prior to, such Time of Delivery, as to the matters set forth in Sections 8(a) and 8(e) and as to such other matters as the Representatives may reasonably request.

9. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement, of a material fact contained in the Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, any amendment or supplement to any thereof, or any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or any “road show” (as defined in Rule 433 under the Securities Act) that does not otherwise constitute an Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, any amendment or supplement to any thereof, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of any Designated Securities through the Representatives expressly for use in any thereof.

(b) Each Underwriter will, severally and not jointly, indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or otherwise insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, any amendment or supplement to any thereof, or any Issuer Free Writing Prospectus, arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, any amendment or supplement to any thereof, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with information furnished in writing to the Company by such Underwriter of Designated Securities through the Representatives expressly for use therein, and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

(c) Promptly after receipt by an indemnified party under Section 9(a) or Section 9(b) of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such Section 9(a) or 9(b), notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability that it may have to any indemnified party otherwise than under such Section 9(a) or 9(b). In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under Section 9(a) or 9(b), as the case may be, for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

(d) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under Section 9(a) or Section 9(b) in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 9(c), then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Designated Securities on the other in connection with the statement or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Designated Securities (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to above in this Section 9(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 9(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this Section 9(d) to contribute are several in proportion to their respective underwriting obligations with respect to such Designated Securities and are not joint.

(e) The obligations of the Company under this Section 9 shall be in addition to any liability that the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Securities Act; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability that the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director and officer of the Company and to each person, if any, who controls the Company within the meaning of the Securities Act.

10. Defaulting Underwriters. (a) If any Underwriter shall default in its obligation to purchase the Designated Securities that it has agreed to purchase under the Pricing Agreement, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Securities on the terms contained herein and therein. In the event that, within thirty six hours after such default by any Underwriter, the Representatives do not arrange for the purchase of such Designated Securities, then the Company shall be entitled to a further period of thirty six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Designated Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Designated Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Designated Securities, the Representatives or the Company shall have the right to postpone the Time of Delivery for such Designated Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus that in the opinion of the Representatives may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section 10 with like effect as if such person had originally been a party to the Pricing Agreement.

(b) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in Section 10(a), the aggregate principal amount of such Designated Securities that remains unpurchased does not exceed one eleventh of the aggregate principal amount of the Designated Securities, then the Company shall have the right to require each non defaulting Underwriter to purchase the principal amount of Designated Securities that such Underwriter agreed to purchase under the Pricing Agreement and, in addition, to require each non defaulting Underwriter to purchase its pro rata share (based on the principal amount of Designated Securities that such Underwriter agreed to purchase under the Pricing Agreement) of the Designated Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in Section 10(a), the aggregate principal amount or Designated Securities that remains unpurchased exceeds one eleventh of the aggregate principal amount of the Designated Securities, as referred to in Section 10(b), or if the Company shall not exercise the right described in Section 10(b) to require non defaulting Underwriters to purchase Designated Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement shall thereupon terminate, without liability on the part of any non defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

11. Survival. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the

Company or any director or officer or controlling person of the Company, and shall survive delivery of and payment for the Designated Securities with respect to which such indemnities, agreements, representations, warranties and other statements are made or given.

12. Termination. If the Pricing Agreement shall be terminated pursuant to Section 10 hereof, the Company shall not then be under any liability to any Underwriter with respect to the Designated Securities covered by the Pricing Agreement except as provided in Section 7 and Section 9 hereof; but, if for any other reason the Designated Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out of pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Section 7 and Section 9 hereof.

13. Authority of Representatives. In all dealings hereunder, the Representatives of the Underwriters of the Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

14. Nature of Underwriters’ Obligations. The Company acknowledges and agrees that (i) the purchase and sale of the Designated Securities pursuant to this Agreement and the Pricing Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement and the Pricing Agreement and (iv) the Company has consulted its own legal and financial advisors to the extent it has deemed appropriate. The Company agrees that it shall not claim that the Underwriters, or any of them, have rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, in connection with the offering of the Designated Securities contemplated hereby or the process leading thereto.

15. Notices. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Company, shall be delivered or sent by mail, air courier or facsimile transmission (which shall be effective upon confirmation by telephone) to the address of the Company set forth in the Registration Statement, Attention: Chief Executive Officer, with a copy to the General Counsel of the Company; and, if to the Underwriters, shall be delivered or sent by mail, air courier or facsimile transmission (which shall be effective upon confirmation by telephone) to the address or addresses of the Representative or Representatives, as the case may be, as set forth in the Pricing Agreement; provided, however, that any notice to an Underwriter pursuant to Section 9(c) hereof shall be delivered or sent by mail, air courier, telex or facsimile transmission (which shall be effective upon confirmation by telephone) to such Underwriter at its address which, if not set forth in the Pricing Agreement, will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon the addressee’s receipt thereof.

16. Persons Entitled to the Benefit of Agreement. This Agreement and the Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Section 9 and Section 11 hereof, the directors and officers of the Company and each person who controls the Company or any Underwriter, and their respective successors and assigns (including, in the case of natural persons, their respective heirs, executors and administrators), and no other person shall acquire or have any right under or by virtue of this Agreement or the Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

17. Time of Essence. Time shall be of the essence of the Pricing Agreement. As used herein, “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

18. Definitive Agreement. This Agreement and the Pricing Agreement supersede all prior agreements and understandings (whether written or oral) between the Company and the Underwriters, or any of them, with respect to the subject matter hereof and thereof.

19. GOVERNING LAW. THIS AGREEMENT AND THE PRICING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

20. WAIVER OF JURY TRIAL. THE COMPANY AND EACH OF THE UNDERWRITERS HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE PRICING AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

21. Counterparts. This Agreement and the Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

ANNEX I TO STANDARD PROVISIONS OF UNDERWRITING AGREEMENT

FORM OF PRICING AGREEMENT

, 202

As Representative [s] of the several
Underwriters named in Schedule I hereto

c/o

Ladies and Gentlemen:

WALMART, INC., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated                    ,    , (the “Underwriting Agreement”), between the Company, on the one hand, and you, as parties which are signatories or deemed to be signatories to the Underwriting Agreement, on the other hand, to issue and sell to the Underwriters named in Schedule I hereto (the “Underwriters”) the Securities specified in Schedule II hereto (the “Designated Securities”).

Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Pricing Agreement to the same extent as if such provisions were set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty in Section 2 of the Underwriting Agreement that refers to the Pricing Prospectus or the Prospectus shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Pricing Prospectus or the Prospectus to the fullest extent applicable and also a representation and warranty as of the date of this Pricing Agreement in relation to the Pricing Prospectus or the Prospectus relating to the Designated Securities. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined.

The Prospectus (including a prospectus supplement relating to the Designated Securities), in all material respects in the form heretofore delivered to you, is now proposed to be filed with the Commission.

Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company.

Very truly yours,

WALMART, INC.

By:
Name:
Title:

Accepted as of the date hereof:

[NAME OF REPRESENTATIVE]

By:
Name:
Title:

[[NAME OF REPRESENTATIVE]

By:
Name:
Title:]

For themselves and as Representative[s] of the several
Underwriters named in Schedule I hereto

SCHEDULE I

Underwriter	Principal Amount of Designated Securities to be Purchased
$

TOTAL	$

SCHEDULE II

TITLE OF DESIGNATED SECURITIES:

                    due                     (the “Designated Securities”).

AGGREGATE PRINCIPAL AMOUNT:

                    of the Designated Securities.

PRICE TO PUBLIC:

    % of the principal amount of the Designated Securities, plus accrued interest, if any, from                    .

PURCHASE PRICE TO UNDERWRITERS:

    % of the principal amount of the Designated Securities, plus accrued interest, if any, from                    ; and the selling concession shall be     % and the reallowance concession shall be     %, in each case of the principal amount of the Designated Securities.

INDENTURE:

Indenture dated as of July 19, 2005, as supplemented by the First Supplemental Indenture, dated as of December 1, 2006, the Second Supplemental Indenture, dated as of December 19, 2014, and the Third Supplemental Indenture, dated as of June 26, 2018, each between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee.

MATURITY:

                    .

INTEREST RATE:

    % from and including the original issue date.

INTEREST PAYMENT DATES:

                     and                     of each year, beginning on                     .

INTEREST PAYMENT RECORD DATES:

                     and                     of each year, beginning on                     .

REDEMPTION PROVISIONS:

                    .

SINKING FUND PROVISIONS:

                    .

PAYMENT OF ADDITIONAL AMOUNTS:

                    .

OTHER PROVISIONS:

                    .

TIME OF DELIVERY:

                    a.m.,

CLOSING LOCATION:

Simpson Thacher & Bartlett LLP

2475 Hanover Street

Palo Alto, California 94304

CLOSING PROCEDURES:

                    .

NAMES AND ADDRESSES OF REPRESENTATIVES:

ADDRESSES FOR NOTICES:

APPLICABLE TIME

(For purposes of Sections 2(d) and 8(c) of the Underwriting Agreement):

                    [a.m.] [p.m.],

[LIST OF FREE WRITING PROSPECTUSES

(Pursuant to Section 2(f) of Underwriting Agreement):

OTHER MATTERS: